AEA Valuebuilder Variable Annuity NEA Valuebuilder Variable Annuity NEA Valuebuilder Retirement Income Director Variable Annuity Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated September 7, 2012
To the Current Prospectus

Effective September 24, 2012, the following underlying funds will change their names as indicated in the table. The corresponding Subaccounts will also change their names accordingly. All references to the former names in the Prospectus are hereby changed to reflect the new names effective September 24, 2012.

Current Name	New Name
Invesco Van Kampen American Franchise	Invesco American Franchise
Invesco Van Kampen Comstock	Invesco Comstock
Invesco Van Kampen Equity and Income	Invesco Equity and Income
Invesco Van Kampen Mid Cap Growth	Invesco Mid Cap Growth
Invesco Van Kampen Value Opportunities	Invesco Value Opportunities

Please Retain This Supplement For Future Reference